Exhibit 99.1

Investor Relations Contact:
Liz Morali (408) 986-7977
liz_morali@amat.com

Media Contact:
Ricky Gradwohl (408) 235-4676
ricky_gradwohl@amat.com

APPLIED MATERIALS ANNOUNCES SECOND QUARTER 2025 RESULTS
•Revenue $7.10 billion, up 7 percent year over year
•GAAP gross margin 49.1 percent and non-GAAP gross margin 49.2 percent
•GAAP operating margin 30.5 percent and non-GAAP operating margin 30.7 percent
•Record GAAP EPS $2.63 and record non-GAAP EPS $2.39, up 28 percent and 14 percent year over year, respectively
•Generated $1.57 billion in cash from operations and distributed $2.00 billion to shareholders including $1.67 billion in share repurchases and $325 million in dividends

SANTA CLARA, Calif., May 15, 2025 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its second quarter ended Apr. 27, 2025.
“Applied Materials’ broad capabilities and connected product portfolio are driving strong results in 2025 amidst a highly dynamic macro environment,” said Gary Dickerson, President and CEO. “High-performance, energy-efficient AI computing remains the dominant driver of semiconductor innovation, and Applied is working closely with our customers and partners to accelerate the industry’s roadmap. We are very well positioned at major technology inflections in fast-growing areas of the market, which supports our multi-year growth trajectory.”
“We delivered strong performance in our second fiscal quarter with seven percent year-over-year revenue growth, record earnings per share and shareholder distributions of nearly $2 billion,” said Brice Hill, Senior Vice President and CFO. “Despite the dynamic economic and trade environment, we have not seen significant changes to customer demand and are well-equipped to navigate evolving conditions with our robust global supply chain and diversified manufacturing footprint.”

Applied Materials, Inc.

Results Summary

	Q2 FY2025	Q2 FY2024	Change
	(In millions, except per share amounts and percentages)
Net revenue	$7,100	$6,646	7%
Gross margin	49.1%	47.4%	1.7 points
Operating margin	30.5%	28.8%	1.7 points
Net income	$2,137	$1,722	24%
Diluted earnings per share	$2.63	$2.06	28%
Non-GAAP Results
Non-GAAP gross margin	49.2%	47.5%	1.7 points
Non-GAAP operating margin	30.7%	29.0%	1.7 points
Non-GAAP net income	$1,940	$1,744	11%
Non-GAAP diluted EPS	$2.39	$2.09	14%
Non-GAAP free cash flow	$1,061	$1,135	(7)%

A reconciliation of the GAAP and non-GAAP results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Measures” section.

Applied Materials, Inc.

Business Outlook

Applied’s total net revenue, non-GAAP gross margin and non-GAAP diluted EPS for the third quarter of fiscal 2025 are expected to be approximately as follows:

	Q3 FY2025
(In millions, except percentage and per share amounts)
Total net revenue	$7,200	+/-	$500
Non-GAAP gross margin	48.3%
Non-GAAP diluted EPS	$2.35	+/-	$0.20
This outlook for non-GAAP diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.04 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax-related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
Second Quarter Reportable Segment Information

Semiconductor Systems	Q2 FY2025	Q2 FY2024
(in millions, except percentages)
Net revenue	$5,255	$4,901
Foundry, logic and other	65%	65%
DRAM	27%	32%
Flash memory	8%	3%
Operating income	$1,900	$1,701
Operating margin	36.2%	34.7%
Non-GAAP Results
Non-GAAP operating income	$1,911	$1,711
Non-GAAP operating margin	36.4%	34.9%

Applied Global Services	Q2 FY2025	Q2 FY2024
(in millions, except percentages)
Net revenue	$1,566	$1,530
Operating income	$446	$436
Operating margin	28.5%	28.5%
Non-GAAP Results
Non-GAAP operating income	$446	$436
Non-GAAP operating margin	28.5%	28.5%

Display	Q2 FY2025	Q2 FY2024
(in millions, except percentages)
Net revenue	$259	$179
Operating income	$68	$5
Operating margin	26.3%	2.8%
Non-GAAP Results
Non-GAAP operating income	$68	$5
Non-GAAP operating margin	26.3%	2.8%

Applied Materials, Inc.

Corporate and Other	Q2 FY2025	Q2 FY2024
(in millions)
Unallocated net revenue	$20	$36
Unallocated cost of products sold and expenses	(265)	(266)
Total	$(245)	$(230)

Use of Non-GAAP Financial Measures
Applied provides investors with certain non-GAAP financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; impairments of assets; gain or loss, dividends and impairments on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at https://ir.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements
This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the third quarter of fiscal 2025 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic, political and industry conditions, including changes in interest rates and prices for goods and services; the implementation of additional export regulations and license requirements and their interpretation, and their impact on our ability to export products and provide services to customers and on our results of operations; global trade issues and changes in trade and export license policies and our ability to obtain licenses or authorizations on a timely basis, if at all; imposition of new or increases in tariffs and any retaliatory measures, including their impact on demand for our products and services; our ability to effectively mitigate the impact of tariffs; the effects of geopolitical turmoil or conflicts; demand for semiconductor chips and electronic devices; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; our ability to meet customer demand, and our suppliers’ ability to meet our demand requirements; the concentrated nature of our customer base; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; cybersecurity incidents affecting our information systems or information contained in them, or affecting our operations, suppliers, customers or vendors; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the effects of regional or global health epidemics; acquisitions, investments and divestitures; changes in income tax laws; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.
About Applied Materials
Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Net revenue	$7,100	$6,646	$14,266	$13,353
Cost of products sold	3,615	3,493	7,285	6,996
Gross profit	3,485	3,153	6,981	6,357
Operating expenses:
Research, development and engineering	893	785	1,752	1,539
Marketing and selling	216	209	422	416
General and administrative	207	247	463	523
Total operating expenses	1,316	1,241	2,637	2,478
Income from operations	2,169	1,912	4,344	3,879
Interest expense	68	59	132	118
Interest and other income (expense), net	221	141	229	536
Income before income taxes	2,322	1,994	4,441	4,297
Provision for income taxes	185	272	1,119	556
Net income	$2,137	$1,722	$3,322	$3,741
Earnings per share:
Basic	$2.64	$2.08	$4.10	$4.50
Diluted	$2.63	$2.06	$4.08	$4.47
Weighted average number of shares:
Basic	809	830	811	831
Diluted	812	836	815	837

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	April 27, 2025	October 27, 2024
ASSETS
Current assets:
Cash and cash equivalents	$6,169	$8,022
Short-term investments	578	1,449
Accounts receivable, net	6,187	5,234
Inventories	5,656	5,421
Other current assets	1,118	1,094
Total current assets	19,708	21,220
Long-term investments	3,638	2,787
Property, plant and equipment, net	3,832	3,339
Goodwill	3,748	3,732
Purchased technology and other intangible assets, net	249	249
Deferred income taxes and other assets	2,457	3,082
Total assets	$33,632	$34,409
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$799	$799
Accounts payable and accrued expenses	4,706	4,820
Contract liabilities	2,491	2,849
Total current liabilities	7,996	8,468
Long-term debt	5,462	5,460
Income taxes payable	321	670
Other liabilities	892	810
Total liabilities	14,671	15,408
Total stockholders’ equity	18,961	19,001
Total liabilities and stockholders’ equity	$33,632	$34,409

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Six Months Ended
	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Cash flows from operating activities:
Net income	$2,137	$1,722	$3,322	$3,741
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	103	96	208	187
Share-based compensation	159	134	354	304
Deferred income taxes	4	(134)	672	(206)
Other	(109)	(12)	(14)	(247)
Net change in operating assets and liabilities	(723)	(414)	(2,046)	(62)
Cash provided by operating activities	1,571	1,392	2,496	3,717
Cash flows from investing activities:
Capital expenditures	(510)	(257)	(891)	(486)
Cash paid for acquisitions, net of cash acquired	(1)	—	(29)	—
Proceeds from asset sale	33	—	33	—
Proceeds from sales and maturities of investments	1,921	582	3,144	1,113
Purchases of investments	(1,222)	(474)	(2,933)	(1,223)
Cash provided by (used in) investing activities	221	(149)	(676)	(596)
Cash flows from financing activities:
Proceeds from issuance of commercial paper	100	100	300	200
Repayments of commercial paper	(100)	(100)	(300)	(200)
Proceeds from common stock issuances	129	119	129	119
Common stock repurchases	(1,670)	(820)	(2,988)	(1,520)
Tax withholding payments for vested equity awards	(35)	(41)	(177)	(233)
Payments of dividends to stockholders	(325)	(266)	(651)	(532)
Payments of debt issuance costs	(2)	—	(2)	—
Repayments of principal on finance leases	—	(14)	—	(13)
Cash used in financing activities	(1,903)	(1,022)	(3,689)	(2,179)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(111)	221	(1,869)	942
Cash, cash equivalents and restricted cash equivalents—beginning of period	6,355	6,954	8,113	6,233
Cash, cash equivalents and restricted cash equivalents — end of period	$6,244	$7,175	$6,244	$7,175

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,169	$7,085	$6,169	$7,085
Restricted cash equivalents included in deferred income taxes and other assets	75	90	75	90
Total cash, cash equivalents, and restricted cash equivalents	$6,244	$7,175	$6,244	$7,175

Supplemental cash flow information:
Cash payments for income taxes	$763	$467	$833	$606
Cash refunds from income taxes	$5	$3	$75	$5
Cash payments for interest	$68	$68	$120	$102

Applied Materials, Inc.

Additional Information

	Q2 FY2025	Q2 FY2024
Net Revenue by Geography (In millions)
United States	$808	$853
% of Total	11%	13%
Europe	$252	$289
% of Total	4%	4%
Japan	$572	$453
% of Total	8%	7%
Korea	$1,562	$988
% of Total	22%	15%
Taiwan	$1,997	$1,019
% of Total	28%	15%
Southeast Asia	$135	$213
% of Total	2%	3%
China	$1,774	$2,831
% of Total	25%	43%

Employees (In thousands)
Regular Full Time	36.0	34.8

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Non-GAAP Gross Profit
GAAP reported gross profit	$3,485	$3,153	$6,981	$6,357
Certain items associated with acquisitions[1]	6	7	13	14
Non-GAAP gross profit	$3,491	$3,160	$6,994	$6,371
Non-GAAP gross margin	49.2%	47.5%	49.0%	47.7%
Non-GAAP Operating Income
GAAP reported operating income	$2,169	$1,912	$4,344	$3,879
Certain items associated with acquisitions[1]	11	10	23	21
Acquisition integration and deal costs	—	5	3	8
Non-GAAP operating income	$2,180	$1,927	$4,370	$3,908
Non-GAAP operating margin	30.7%	29.0%	30.6%	29.3%
Non-GAAP Net Income
GAAP reported net income	$2,137	$1,722	$3,322	$3,741
Certain items associated with acquisitions[1]	11	10	23	21
Acquisition integration and deal costs	—	5	3	8
Realized loss (gain), dividends and impairments on strategic investments, net	(18)	(3)	(27)	(4)
Unrealized loss (gain) on strategic investments, net	(80)	(20)	26	(300)
Foreign exchange loss (gain) related to purchase of strategic investment	23	—	23	—
Loss (gain) on asset sale	(44)	—	(44)	—
Income tax effect of share-based compensation[2]	4	11	(6)	(15)
Income tax effects related to intra-entity intangible asset transfers[3]	32	18	706	40
Resolution of prior years’ income tax filings and other tax items	(124)	—	(140)	33
Income tax effect of non-GAAP adjustments[4]	(1)	1	—	2
Non-GAAP net income	$1,940	$1,744	$3,886	$3,526

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Amount for the six months ended April 27, 2025, included changes to income tax provision of $62 million from amortization of intangibles and a $644 million remeasurement of deferred tax assets resulting from new tax incentive agreements in Singapore in the first quarter of fiscal 2025.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Six Months Ended
(In millions, except per share amounts)	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Non-GAAP Earnings Per Diluted Share
GAAP reported earnings per diluted share	$2.63	$2.06	$4.08	$4.47
Certain items associated with acquisitions	0.01	0.01	0.02	0.02
Acquisition integration and deal costs	—	0.01	—	0.01
Realized loss (gain), dividends and impairments on strategic investments, net	(0.02)	—	(0.03)	—
Unrealized loss (gain) on strategic investments, net	(0.10)	(0.02)	0.03	(0.36)
Foreign exchange loss (gain) related to purchase of strategic investment	0.03	—	0.03	—
Loss (gain) on asset sale	(0.05)	—	(0.05)	—
Income tax effect of share-based compensation	—	0.01	(0.01)	(0.02)
Income tax effects related to intra-entity intangible asset transfers[1]	0.04	0.02	0.87	0.05
Resolution of prior years’ income tax filings and other tax items	(0.15)	—	(0.17)	0.04
Non-GAAP earnings per diluted share	$2.39	$2.09	$4.77	$4.21
Weighted average number of diluted shares	812	836	815	837

1	Amount for the six months ended April 27, 2025, included changes to income tax provision of $0.08 per diluted share from amortization of intangibles and $0.79 per diluted share from a remeasurement of deferred tax assets resulting from new tax incentive agreements in Singapore in the first quarter of fiscal 2025.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Six Months Ended
(In millions, except percentages)	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Semiconductor Systems Non-GAAP Operating Income
GAAP reported operating income	$1,900	$1,701	$3,886	$3,445
Certain items associated with acquisitions[1]	11	10	23	20
Non-GAAP operating income	$1,911	$1,711	$3,909	$3,465
Non-GAAP operating margin	36.4%	34.9%	36.8%	35.3%
Applied Global Services Non-GAAP Operating Income
GAAP reported operating income	$446	$436	$893	$853
Non-GAAP operating income	$446	$436	$893	$853
Non-GAAP operating margin	28.5%	28.5%	28.3%	28.4%
Display Non-GAAP Operating Income
GAAP reported operating income	$68	$5	$82	$30
Non-GAAP operating income	$68	$5	$82	$30
Non-GAAP operating margin	26.3%	2.8%	18.6%	7.1%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	April 27, 2025

GAAP provision for income taxes (a)	$185
Income tax effect of share-based compensation	(4)
Income tax effects related to intra-entity intangible asset transfers	(32)
Resolutions of prior years’ income tax filings and other tax items	124
Income tax effect of non-GAAP adjustments	1
Non-GAAP provision for income taxes (b)	$274

GAAP income before income taxes (c)	$2,322
Certain items associated with acquisitions	11
Realized loss (gain), dividends and impairments on strategic investments, net	(18)
Unrealized loss (gain) on strategic investments, net	(80)
Foreign exchange loss (gain) related to purchase of strategic investment	23
Loss (gain) on asset sale	(44)
Non-GAAP income before income taxes (d)	$2,214

GAAP effective income tax rate (a/c)	8.0%

Non-GAAP effective income tax rate (b/d)	12.4%

UNAUDITED RECONCILIATION OF NON-GAAP FREE CASH FLOW

	Three Months Ended		Six Months Ended
(In millions)	April 27, 2025	April 28, 2024	April 27, 2025	April 28, 2024
Cash provided by operating activities	$1,571	$1,392	$2,496	$3,717
Capital expenditures	(510)	(257)	(891)	(486)
Non-GAAP free cash flow	$1,061	$1,135	$1,605	$3,231